UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 22, 2011
SWISHER HYGIENE INC.
(Exact name of registrant as specified in its charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-35067	27-3819646

(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210

(Address of Principal Executive Offices)	(Zip Code)
(704) 364-7707
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.
     The information called for by this item is contained in Item 3.02 below, which is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     On March 22, 2011, Swisher Hygiene Inc. (“Swisher Hygiene”) entered into a series of arm’s length securities purchase agreements to sell 12,000,000 shares of Swisher Hygiene’s common stock at a price of US$5.00 (Cdn. $4.92 based on March 18, 2011 Bank of Canada noon spot rate Cdn.$1.00 = US$1.0158) per share, for aggregate proceeds of US$60,000,000 (Cdn.$59,066,745) to certain funds of a global financial institution (the “Private Placement”). Swisher Hygiene intends to use the proceeds from the Private Placement to further its organic and acquisition growth strategy, as well as for working capital purposes.
     On March 23, 2011, Swisher Hygiene closed the Private Placement and issued 12,000,000 shares of Swisher Hygiene’s common stock. The 12,000,000 shares of common stock issued in the Private Placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. In addition, pursuant to the securities purchase agreements, the shares of common stock issued in the Private Placement may not be transferred on or before June 24, 2011 without the consent of Swisher Hygiene.
     Pursuant to the securities purchase agreements, Swisher Hygiene has agreed to use its commercially reasonable efforts to file a resale registration statement with the U.S. Securities and Exchange Commission (the “SEC”) relating to the shares of common stock sold in the Private Placement no later than April 30, 2011. If the registration statement is not filed by April 30, 2011 or if the registration statement is not declared effective within 90 calendar days after the earlier of April 30, 2011 or the actual filing date of the registration statement with the SEC, the investors will be entitled to receive liquidated damages in cash equal to one percent of the original offering price for each share that at such time remains subject to resale restrictions.
     Swisher Hygiene is relying on the exemption provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act for the issuance of shares of common stock in the Private Placement, which exception Swisher Hygiene believes is available because the securities were not offered pursuant to a general solicitation and the status of the investors as “accredited investors” as defined in Regulation D of the Securities Act.
     A form of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 to this report, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     10.1 Form of Securities Purchase Agreement, dated March 22, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2011	SWISHER HYGIENE INC.
	By:	Steven R. Berrard
Steven R. Berrard
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated March 22, 2011.

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